Net Income (Loss) Per Share (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Net Income (Loss) Per Share
11. Net Income (Loss) Per Share

The number of shares and their value per share reflect the impact of First Aviation's 1-for-20 reverse stock split, which was effective October 24, 2011.

The following sets forth the denominator used in the computation of basic earnings per share and earnings per share - assuming dilution.

	2011	2010

Denominator for basic net income (loss) per share - weighted average shares	874,644	783,710
Effect of dilutive employee stock options	705	-

Denominator for net income (loss) per share - assuming dilution - adjusted weighted average shares	875,349	783,710

The incremental impact of stock options outstanding of 18,083 at December 31, 2010 are not considered in the loss per share computations as the effects would be anti-dilutive.